UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of report (Date of earliest event reported): December 16, 2021
FactSet Research Systems Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-11869	13-3362547
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

45 Glover Avenue
Norwalk, Connecticut 06850
(Address of principal executive offices) (Zip code)
Registrant’s telephone number, including area code: (203) 810-1000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	FDS	New York Stock Exchange LLC
The Nasdaq Stock Market

Item 2.02 Results of Operations and Financial Condition

On December 21, 2021, FactSet Research Systems Inc. ("FactSet" or the "Company") issued a press release announcing its results for the three months ended November 30, 2021. A copy of the press release is furnished as Exhibit 99.1 hereto and incorporated by reference herein. The information furnished pursuant to this Item 2.02 (Results of Operations and Financial Condition), including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Exhibit 99.1 to this Report contains certain financial measures that are considered non-GAAP financial measures as defined in the rules issued by the Securities and Exchange Commission. Exhibit 99.1 to this Report also contains the reconciliation of these non-GAAP financial measures to their most directly comparable financial measures calculated and presented in accordance with generally accepted accounting principles, as well as the reasons why the Company’s management believes that presentation of the non-GAAP financial measures provides useful information to investors regarding FactSet’s results of operations and, to the extent material, a statement disclosing any other additional purposes for which the Company’s management uses the non-GAAP financial measures.

Item 5.07 Submission of Matters to a Vote of Security Holders
(a) On December 16, 2021, FactSet held its 2021 Annual Meeting of Stockholders (the "Meeting").
(b) The four proposals described below were submitted to the Company's stockholders at the Meeting. The number of votes cast for and against and the number of abstentions and broker non-votes with respect to each matter voted upon are also set forth below.
Proposal 1: To elect three members to FactSet's Board of Directors.

Nominee	For	Against	Abstain	Broker Non-Votes
Siew Kai Choy	31,067,522	151,856	23,502	2,371,955
Lee Shavel	31,064,510	153,006	25,364	2,371,955
Joseph R. Zimmel	30,376,438	842,538	23,904	2,371,955
The three nominees were elected to FactSet's Board of Directors. Siew Kai Choy, Lee Shavel and Joseph R. Zimmel will serve as directors until the Company's 2024 Annual Meeting of Stockholders or until their respective successors are elected and qualified. The other directors of the Company whose terms of office continued after the Meeting are Robin A. Abrams, Malcolm Frank, Sheila B. Jordan, James J. McGonigle, Laurie Siegel and F. Philip Snow.
Proposal 2: To ratify the appointment of the accounting firm of Ernst & Young LLP as FactSet's independent registered public accounting firm for the fiscal year ending August 31, 2022.

For	33,489,387
Against	107,466
Abstain	17,982
The appointment of Ernst & Young LLP was ratified.

Proposal 3: To approve, on a non-binding advisory basis, the fiscal 2021 compensation of the Company's named executive officers.

For	29,739,624
Against	1,467,552
Abstain	35,704
Broker Non-Votes	2,371,955
The fiscal 2021 compensation of FactSet's named executive officers was approved by a non-binding advisory vote.

Proposal 4: To consider a stockholder proposal on stockholder proxy access.

For	10,316,606
Against	20,817,292
Abstain	108,982
Broker Non-Votes	2,371,955
The stockholder proposal was not approved.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Press Release of FactSet Research Systems Inc., dated December 21, 2021, announcing its results for the three months ended November 30, 2021
104	Cover page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

FACTSET RESEARCH SYSTEMS INC. (Registrant)

December 21, 2021	By:	/s/ LINDA S. HUBER
Linda S. Huber Executive Vice President, Chief Financial Officer (Principal Financial Officer)